UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2008

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COROWARE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-33231	95-4868120
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4074 148th Avenue NE, Redmond, WA  98052

 (Address of Principal Executive Office) (Zip Code)

Copies to:

Gregory Sichenzia, Esq.

Jared Daniel Verteramo, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

INNOVA ROBOTICS AND AUTOMATION, INC.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 23rd, the Registrant changed its name from Innova Robotics and Automation, Inc., to CoroWare, Inc.  In connection with the name change, effective May 12, 2008, the Registrant’s quotation symbol on the OTC Bulletin Board was changed from “INRA” to “CROE.”

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Merger changing Registrant’s name to CoroWare, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

By:	/s/ Lloyd Spencer
Name:	Lloyd Spencer Chief Executive Officer
Title:

Date:  May 13, 2008

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